EX-99.(a)(101)

AMENDMENT NO. 100

TO THE

DECLARATION OF TRUST

OF

GOLDMAN SACHS TRUST

This AMENDMENT NO. 100 to the AGREEMENT AND DECLARATION OF TRUST (the “Declaration”) as amended, dated the 28th day of January, 1997 of Goldman Sachs Trust (the “Trust”) is made by the Trustees named below as of December 13, 2017:

WHEREAS, the Trustees have established the Trust for the investment and reinvestment of funds contributed thereto; and

WHEREAS, the Trustees divided the beneficial interest in the Trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series and Classes; and

WHEREAS, the Trustees desire to establish and designate one additional Series of the Trust, Goldman Sachs Small Cap Growth Fund, and related Share Classes with respect to such Series; and

WHEREAS, the Trustees desire to establish and designate an additional Share Class to be known as Class P Shares with respect to the following Series of the Trust:

Goldman Sachs Absolute Return Tracker Fund	Goldman Sachs International Real Estate Securities Fund

Goldman Sachs Absolute Return Multi-Asset Fund	Goldman Sachs International Small Cap Insights Fund

Goldman Sachs Alternative Premia Fund	Goldman Sachs International Tax-Managed Equity Fund

Goldman Sachs Asia Equity Fund	Goldman Sachs Investment Grade Credit Fund

Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Large Cap Growth Insights Fund

Goldman Sachs Blue Chip Fund	Goldman Sachs Large Cap Value Fund

Goldman Sachs Bond Fund	Goldman Sachs Large Cap Value Insights Fund

Goldman Sachs Capital Growth Fund	Goldman Sachs Local Emerging Markets Debt Fund

Goldman Sachs Commodity Strategy Fund	Goldman Sachs Long Short Credit Strategies Fund

Goldman Sachs Concentrated Growth Fund	Goldman Sachs Managed Futures Strategy Fund

Goldman Sachs Core Fixed Income Fund	Goldman Sachs Mid Cap Value Fund

Goldman Sachs Dynamic Emerging Markets Debt Fund	Goldman Sachs MLP & Energy Fund

Goldman Sachs Dynamic Municipal Income Fund	Goldman Sachs MLP Energy Infrastructure Fund

Goldman Sachs Emerging Markets Debt Fund	Goldman Sachs N-11 Equity Fund

Goldman Sachs Emerging Markets Equity Fund	Goldman Sachs Real Estate Securities Fund

Goldman Sachs Emerging Markets Equity Insights Fund	Goldman Sachs Rising Dividend Growth Fund

Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Satellite Strategies Portfolio

Goldman Sachs Enhanced Income Fund	Goldman Sachs Short Duration Government Fund

Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Short Duration Income Fund

Goldman Sachs Equity Income Fund	Goldman Sachs Short Duration Tax-Free Fund

Goldman Sachs Financial Square Government Fund	Goldman Sachs Short-Term Conservative Income Fund

Goldman Sachs Flexible Cap Fund	Goldman Sachs Small Cap Equity Insights Fund

Goldman Sachs Focused International Equity Fund	Goldman Sachs Small Cap Growth Fund

Goldman Sachs Focused Value Fund	Goldman Sachs Small Cap Growth Insights Fund

Goldman Sachs Global Income Fund	Goldman Sachs Small Cap Value Fund

Goldman Sachs Global Infrastructure Fund	Goldman Sachs Small Cap Value Insights Fund

Goldman Sachs Global Real Estate Securities Fund	Goldman Sachs Small/Mid Cap Growth Fund

Goldman Sachs Government Income Fund	Goldman Sachs Small/Mid Cap Value Fund

Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Strategic Factor Allocation Fund

Goldman Sachs Growth Opportunities Fund	Goldman Sachs Strategic Growth Fund

Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Strategic Income Fund

Goldman Sachs High Quality Floating Rate Fund	Goldman Sachs Strategic International Equity Fund

Goldman Sachs High Yield Fund	Goldman Sachs Tactical Tilt Overlay Fund

Goldman Sachs High Yield Floating Rate Fund	Goldman Sachs Tax-Advantaged Global Equity Portfolio

Goldman Sachs High Yield Municipal Fund	Goldman Sachs Technology Opportunities Fund

Goldman Sachs Income Builder Fund	Goldman Sachs U.S. Equity Dividend and Premium Fund

Goldman Sachs Inflation Protected Securities Fund	Goldman Sachs U.S. Equity Insights Fund

Goldman Sachs International Equity Dividend and Premium Fund	Goldman Sachs U.S. Mortgages Fund

Goldman Sachs International Equity Insights Fund	Goldman Sachs U.S. Tax-Managed Equity Fund

WHEREAS, the Trustees desire to rename the Goldman Sachs Focused International Equity Fund the “Goldman Sachs International Equity ESG Fund,” effective February 28, 2018; and

WHEREAS, the Trustees desire to rename the Goldman Sachs Strategic International Equity Fund the “Goldman Sachs International Equity Income Fund,” effective February 28, 2018;

NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend Article V, Section 1 of the Declaration in its entirety as follows:

The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 91 Series: Goldman Sachs Small Cap Growth Fund, Goldman Sachs Tactical Exposure Fund, Goldman Sachs MLP & Energy Fund, Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Managed Beta Fund, Goldman Sachs Long Short Fund, Goldman Sachs Tactical Tilt Overlay Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Strategic Macro Fund, Goldman Sachs Dynamic

Emerging Markets Debt Fund (effective December 19, 2017, “Goldman Sachs Total Emerging Markets Income Fund”), Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Blue Chip Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Strategic International Equity Fund (effective February 28, 2018, “Goldman Sachs International Equity Income Fund”), Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Focused International Equity Fund (effective February 28, 2018, “Goldman Sachs International Equity ESG Fund”), Goldman Sachs Asia Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund and Goldman Sachs Financial Square Treasury Instruments Fund (the “Existing Series”). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:	Goldman Sachs Small Cap Growth Fund, Goldman Sachs MLP & Energy Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Long Short Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Strategic Macro Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund (effective December 19, 2017, “Goldman Sachs Total Emerging Markets Income Fund”), Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Blue Chip Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman

Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Strategic International Equity Fund (effective February 28, 2018, “Goldman Sachs International Equity Income Fund”), Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Focused International Equity Fund (effective February 28, 2018, “Goldman Sachs International Equity ESG Fund”), Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Short-Term Conservative Income Fund.

Class C Shares:	Goldman Sachs Small Cap Growth Fund, Goldman Sachs MLP & Energy Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Long Short Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Strategic Macro Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund (effective December 19, 2017, “Goldman Sachs Total Emerging Markets Income Fund”), Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Blue Chip Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Strategic International Equity Fund (effective February 28, 2018, “Goldman Sachs International Equity Income Fund”), Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs

Income Builder Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Focused International Equity Fund (effective February 28, 2018, “Goldman Sachs International Equity ESG Fund”), Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, and Goldman Sachs Growth and Income Strategy Portfolio.

Institutional Shares:	Goldman Sachs Small Cap Growth Fund, Goldman Sachs Tactical Exposure Fund, Goldman Sachs MLP & Energy Fund, Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Global Managed Beta Fund, Goldman Sachs Long Short Fund, Goldman Sachs Tactical Tilt Overlay Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Strategic Macro Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund (effective December 19, 2017, “Goldman Sachs Total Emerging Markets Income Fund”), Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Blue Chip Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Strategic International Equity Fund (effective February 28, 2018, “Goldman Sachs International Equity Income Fund”), Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Cap Large Growth Insights Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Focused International Equity Fund (effective February 28, 2018, “Goldman Sachs International Equity ESG Fund”), Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund,

Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, and Goldman Sachs Growth and Income Strategy Portfolio.

Service Shares:	Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Bond Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Focused International Equity Fund (effective February 28, 2018, “Goldman Sachs International Equity ESG Fund”), Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio.

Administration Shares:	Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Enhanced Income Fund.

Preferred Administration Shares:	Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Short-Term Conservative Income Fund.

Cash Management Shares:	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund and Goldman Sachs Financial Square Treasury Obligations Fund.

Select Shares:	Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, and Goldman Sachs Financial Square Treasury Instruments Fund.

Capital Shares:	Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, and Goldman Sachs Financial Square Treasury Instruments Fund.

Separate Account Institutional Shares:	Goldman Sachs U.S. Mortgages Fund and Goldman Sachs Investment Grade Credit Fund.

Class R Shares:	Goldman Sachs Small Cap Growth Fund, Goldman Sachs MLP & Energy Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Long Short Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Strategic Macro Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund (effective December 19, 2017, “Goldman Sachs Total Emerging Markets Income Fund”), Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Strategic International Equity Fund (effective February 28, 2018, “Goldman Sachs International Equity Income Fund”), Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Bond Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Alternative Premia Fund, and Goldman Sachs Blue Chip Fund.

Investor Shares:	Goldman Sachs Small Cap Growth Fund, Goldman Sachs MLP & Energy Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Long Short Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Strategic Macro Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund (effective December 19, 2017, “Goldman

Sachs Total Emerging Markets Income Fund”), Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Strategic International Equity Fund (effective February 28, 2018, “Goldman Sachs International Equity Income Fund”), Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategies Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Income Strategy Portfolio, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Bond Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Blue Chip Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Focused International Equity Fund (effective February 28, 2018, “Goldman Sachs International Equity ESG Fund”), Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Income Builder Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs Global Income Fund.

Premier Shares:	Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Financial Square Treasury Obligations Fund.

Resource Shares:	Goldman Sachs Financial Square Tax-Exempt Money Market Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Financial Square Treasury Obligations Fund.

Class R6 Shares:	Goldman Sachs Small Cap Growth Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund (effective December 19, 2017, “Goldman Sachs Total Emerging Markets Income Fund”), Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs

Long Short Fund, Goldman Sachs Global Managed Beta Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs Strategic Macro Fund, Goldman Sachs Tactical Tilt Overlay Fund, Goldman Sachs Tax-Advantaged Global Equity Fund, Goldman Sachs Technology Opportunities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Tactical Exposure Fund, Goldman Sachs MLP & Energy Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Bond Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Financial Square Government Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Flexible Cap Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Focused International Equity Fund (effective February 28, 2018, “Goldman Sachs International Equity ESG Fund”), Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Global Income Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Government Income Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Growth & Income Strategy Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Strategic Growth Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Strategic International Equity Fund (effective February 28, 2018, “Goldman Sachs International Equity Income Fund”), Goldman Sachs Income Builder Fund, Goldman Sachs Blue Chip Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs U.S. Mortgages Fund.

Class P Shares:

Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Blue Chip Fund, Goldman Sachs Bond Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund (effective December 19, 2017, “Goldman Sachs Total Emerging Markets Income Fund”), Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs Enhanced Income Fund, Goldman Sachs Equity Growth Strategy Portfolio

Goldman Sachs Equity Income Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Focused International Equity Fund (effective February 28, 2018, “Goldman Sachs International Equity ESG Fund”), Goldman Sachs Focused Value Fund, Goldman Sachs Global Income Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Government Income Fund, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs High Quality Floating Rate

Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs MLP & Energy Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Strategic International Equity Fund (effective February 28, 2018, “Goldman Sachs International Equity Income Fund”), Goldman Sachs Tactical Tilt Overlay Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Technology Opportunities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs U.S. Mortgages Fund and Goldman Sachs U.S. Tax-Managed Equity Fund.

Class T Shares:	Goldman Sachs MLP & Energy Fund, Goldman Sachs Absolute Return Multi-Asset Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Bond Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Alternative Premia Fund, Goldman Sachs Total Emerging Markets Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Financial Square Government Fund, Goldman Sachs Strategic Macro Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Focused International Equity Fund (effective February 28, 2018, “Goldman Sachs International Equity ESG Fund”), Goldman Sachs Focused Value Fund, Goldman Sachs Global Income Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Government Income Fund, Goldman Sachs Equity Income Fund, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Long Short Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Short-Term Conservative Income Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs

Small Cap Value Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Strategic International Equity Fund (effective February 28, 2018, “Goldman Sachs International Equity Income Fund”), Goldman Sachs Technology Opportunities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs U.S. Mortgages Fund and Goldman Sachs U.S. Tax-Managed Equity Fund.

/s/ Ashok N. Bakhru	/s/ Kathryn A. Cassidy
Ashok N. Bakhru	Kathryn A. Cassidy
as Trustee and not individually	as Trustee and not individually

/s/ Diana M. Daniels	/s/ Herbert J. Markley
Diana M. Daniels	Herbert J. Markley
as Trustee and not individually	as Trustee and not individually

/s/ James A. McNamara	/s/ Jessica Palmer
James A. McNamara	Jessica Palmer
as Trustee and not individually	as Trustee and not individually

/s/ Roy W. Templin	/s/ Gregory G. Weaver
Roy W. Templin	Gregory G. Weaver
as Trustee and not individually	as Trustee and not individually

12